1 Q2 2014 Investor Presentation Exhibit 99.1

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), as supplemented from time to time in our periodic reports filed with the SEC, and the following additional factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions of financial institutions; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; regulatory limitations on dividends from the Company’s bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; political instability, acts of war or terrorism and natural disasters; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward- looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures.

3 Company Overview

4  Raised $974 million in late 2009  Completed four acquisitions in 12 months ̶ Three failed banks, one 39 banking center purchase  Profitable since inception of banking operations¹  Created meaningful scale and market share in attractive markets of Colorado and Kansas City MSA  Fully integrated acquired franchises into scalable operating platform  Successful organic asset generation strategy – loan growth inflection point achieved  Quality loan originations of over $250mm/quarter  Successfully repurchased 19.5% of shares ($201mm) since IPO Stock Price $19.83 Market Cap $837mm Assets $4.9bn Loans $2.1bn Deposits $3.9bn Banking Centers 97 ROATA Reported/Adjusted2 0.22%/0.60% TBV / Share (Current / with Excess Accretable Yield3) $18.53 / $19.28 Excess Capital (10% Tier 1 Leverage Ratio) $275mm NBHC 2Q14 Snapshot Note: Market data and repurchase data through 7-Aug-14, financial information as of 30-June-14. ¹ Excludes IPO expenses. 2For the six months ended June 30, 2014. See non-GAAP reconciliation in appendix. 3 2Q14 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.5% average loan yield on originations. This results in an additional $0.75 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics. Company Overview A Foundation for Growth

5 Investment Highlights  Disciplined focus on building meaningful scale and market share in attractive markets  Successfully rebuilding failed banks with organic growth strategy:  Loan balance inflection point achieved early as a result of strong organic growth  Net interest income stabilizing  Profitability emerging through the diminishing FDIC loss-share accounting “noise” and OREO/problem loan workout costs  YTD adjusted ROATA grew to 0.60% in 2014 from 0.50% in 20131  Expertise in mergers and acquisitions with future opportunities  Single, scalable operating platform capable of handling future growth  Attractive low-risk profile  Demonstrated opportunistic manager of capital  Experienced and respected management team and board of directors 1Please refer to the appendix for a reconciliation of non-GAAP financial measures.

6

7 Executive Team Tim Laney Chairman, President & Chief Executive Officer Brian Lilly Richard Newfield Chief Financial Officer Chief Risk Officer Zsolt Bessko Tom Metzger Chief Administrative Officer Chief of Enterprise Technology & Integration & General Counsel Market President, Bank Midwest & Hillcrest Bank Banking EVP, Consumer Central Division EVP, Consumer Western Division EVP, NBH Capital Finance Commerce Bancshares Bank of America Colorado Business Bank EVP, Commercial Central Division EVP, Commercial Western Division Managing Director, Capital Finance UMB Bank Bank of Choice Colorado Business Bank Director of Consumer Lending Director of Commercial Credit Management Director of Special Assets Bank Midwest Bank of America Hillcrest Bank Manager, Agriculture Banking Manager, Treasury Management Manager, Energy Banking Rabo AgriFinance Bank Midwest Bank of the West Risk Chief Compliance Officer Sr. Credit Approval Officer Director of Enterprise Risk & Credit Admin TD Bank/First Data Bank of America Hillcrest Bank Director of Credit Review Director of Loan Operations Director of Internal Audit Commerce Bancshares First National Bank of Kansas M&I Bank Director of Security Enterprise Risk Manager Information Security Officer Federal Bureau of Investigation JP Morgan Chase Deloitte & Touche LLP Finance/Administration Treasurer Director of Enterprise Technology Director of Marketing M&I Bank Commerce Bancshares Bank of America Chief Accounting Officer Director of Project Management Office Director of Corp Development & Strategy Great Western Bank Hillcrest Bank Goldman Sachs Director of Management Reporting & Analysis Director of Human Resources Director of Public Reporting Jeppeson Sanderson, a Boeing Company JE Dunn Construction Fifth Third Bank/CrossFirst Holdings NBHC LEADERSHIP

8 Acquisition Growth Organic Growth Attractive Markets Disciplined Acquisitions Client-Centered, Relationship-Driven Enhanced Product Offerings Scalable Operating Platform & Efficiencies Leading Regional Bank Holding Company Our Objectives Opportunistic Capital Management

9 Strategic Execution Highlights Expanded Efficiency Initiatives Managed Capital Opportunistically Further Franchise Development  Expanded Product Offerings Launch of Capital Finance Team Launch of Specialty Gov’t and Non-Profit Banking Unit Successful sales production initiatives Expanded sales force Built culture of accountability  Repurchased $201 million (19.5% of outstanding shares) since IPO1 Remaining $45.1 million share repurchase1 authorization Active M&A pipeline with significant future opportunities Paid >$300 million dividend from Bank to HoldCo 5 cent quarterly dividend  Reduced operating expenses through streamlining support/operating functions Banking center consolidation - Exited four CA banking centers and 32 retirement centers Aggressively reduced problem loan/OREO expenses LT goal of <60% efficiency ratio Accelerated Organic Growth  Over $900 million in loan originations (TTM) while maintaining strong credit quality Stabilizing net interest income 3Q13 – Reached key inflection point where organic loan growth outpaced workouts/ paydowns $208 million (42%) annual decrease (TTM) in non- strategic loans Improved deposit mix 1Through 7-Aug-2014.

10   NBHC Markets and Family of Brands Banking Centers (97)  50 banking centers  26 commercial bankers  9 NBH Capital Finance bankers  1.3% deposit market share across Colorado  Ranks #6 in market share of Colorado headquartered banks  45 banking centers  14 commercial bankers  3.9% deposit market share in Kansas City MSA  Ranks #6 in banking centers in Kansas City MSA  2 commercial and private banking center locations in Austin and Dallas, TX  7 commercial bankers CO TX Source: SNL Financial. Deposit data as of 30-June-2013. Attractive and Growing Markets Dallas Austin Denver Kansas City CO KS MO

11 Key Statistics by MSA Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis. Note: “Front Range” statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-13. Front Range unemployment based on a weighted average of Jun-14 unemployment and 2014 population for each MSA. ¹ HHI projections based on current dollar values (inflation adjusted). 2 FHFA home price index based on quarterly all-transaction data. 3 Based on U.S. Top 20 MSAs (determined by population). Our Markets are Attractive  Equal or Better Than U.S. Average U.S. 2014 Population (mm) 317.2 2.7 4.3 2.1 Population CAGR (‘14-’19E) 0.7%  1.5%  1.5% 0.5% 2014 Median Household Income $51.6K  $60.9K  $60.3K  $55.8K Household Income Growth (‘14- ’19E) ¹ 4.6% 3.9%  5.1%  4.8% # of Businesses (000s) 114.9 182.7 76.0 Unemployment Rate (Jun-14) 6.1%  5.2%  5.3% 6.3% 2012 Real GDP per Capita $45.6K  $55.9K  $52.5K  $48.3K Real GDP Growth (’08-’12) 3.17%  4.72%  5.59% 2.55 % Home Price Index (2014Q1-5yr ∆) ² (4.8)%  10.0%  8.5% (6.9)% Branch Penetration (per 100k people) 30.3  25.2  26.1 36.8 Deposits per Branch ($mm) $88  $93 $77 $61 Top 3 Combined Deposit Market Share 50% ³ 53% 53%  38% Denver, CO Front Range Kansas City, MO B a n k i n g D e m o g r a p h i c s E c o n o m i c s

12 $158 $518 $1,083 $1,261 $1,457 $2,116 $1,315 $771 $701 $630 $2,274 $1,833 $1,854 $1,962 $2,087 4QE11 4QE12 4QE13 1QE14 2QE14 Originated Purchased $1,189 $711 $350 $321 $288 Comm. 35% Agriculture 9% Owner Occupied 7% CRE 14% Resi 33% Consumer 2%  Relationship banking model with a focus on the markets we serve  Loan growth inflection point achieved in 3Q13  Investments in commercial bankers adding value – 46 of 56 are new hires  Originated portfolio has excellent credit quality with 0.06% net charge-offs FY14 Strategic Loan CompositionTotal Loans ($ in millions) New Loan Originations Organic Loan Growth Strategy is Accelerating Strategic Non-Strategic Commercial Related 65% Inflection Point $518 $1,083 $1,261 $1,457 $1,080 $604 $421 $379 $342 $1,080 $1,122 $1,504 $1,640 $1,799 Originated Purchased $46 $40 $61 $81 $61 $79 $137 $204 $186 $219 $36 $44 $67 $59 $48 $88 $55 $40 $31 $48 $82 $84 $128 $140 $109 $167 $192 $244 $217 $267 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Commercial Consumer

13 14% 8% 6% 5% 4% 3% 2% 2%2%1% <1%12% 3% 2% 1% <1% 5% 24% 4% 1% Originated Loans Credit Quality ($1.5 Billion Outstanding) Portfolio Characteristics 1Includes owner-occupied CRE. Consumer, 29% Non Owner- Occupied CRE, 12% Commercial & Industrial1, 59%  YTD 2014 Net charge-offs of 6 bps  FY13 Net charge-offs of 3 bps  Commercial loans originated in 2Q14  Average funding of $1.1 million  Average commitment, including unused, of $1.5 million  Residential loans originated in 2Q14  Average FICO of 764  Average LTV of 64%  Average funding per loan of $110k  Top 25 originated relationships:  Average funded balance of $11.2 million  Average commitment of $15.4 million

14 $184.4 $159.7 $24.7 Inc. in Accr. Yield (Recog. Over Time) Impairments ( 310-30 Provision) Net Economic Impact Attractive $358 Million of 310-30 Loan Pools Strong Credit Quality of Non 310-30 Loans Strong Loss-Share Coverage of Total NPA’s Credit Quality ($ in millions) Net Charge-Offs Allowance for Loan Losses1 Nonperforming Non 310-30 Originated Nonperforming Loans 1Does not include $9.9 million of purchase accounting marks. Strong Credit Quality on $1.7 Billion of Non 310-30 Loans Accretable Yield Reclassification Life-to-Date 0.68% 0.79% 0.27% 0.09% 0.01% FY11 FY12 FY13 1Q14 2Q14 0.97% 1.06% 0.80% 0.82% 0.84% YE11 YE12 YE13 1QE14 2QE14 $80.3 $79.9 $45.6 $55.6 $60.0 $92.6 $57.1 $61.7 $43.8 $40.8 2.7% 2.5% 2.2% 2.0% 2.0% YE11 YE12 YE13 1QE14 2QE14 NPAs - Non-Covered NPAs - Covered NPAs / Total Assets 5.49% 4.04% 1.51% 2.08% 2.57% YE11 YE12 YE13 1QE14 2QE14 Non-accrual >90 Days Performing TDR 0.66% 0.42% 1.35% 2.00% YE12 YE13 1QE14 2QE14 Non-accrual >90 Days Performing TDR

15 1.05% 0.64% 0.41% 0.37% 0.37% FY11 FY12 FY13 1Q14 2Q14 Deposit Composition Cost of Deposits Time Deposit Maturity (2QE14) ($ in millions) Average Transaction Deposits & Repos Average Time Deposits Avg Rate 0.47% 0.58% 0.94% 1.22% 1.28% 1.31% Growing Low Cost Transaction Accounts $2,258 $2,402 $2,453 $2,478 $2,497 4Q11 4Q12 4Q13 1Q14 2Q14 $2,932 $1,833 $1,544 $1,464 $1,435 4Q11 4Q12 4Q13 1Q14 2Q14 24% 29% 28% 28% 29% 21% 29% 33% 35% 34% 33% 27% 25% 24% 24% 22% 15% 14% 13% 14% $5,063 $4,201 $3,838 $3,866 $3,856 YE11 YE12 YE13 1QE14 2QE14 Demand & NOW Savings & MM Retail Time Jumbo Time 45% Non- Time 63% Non- Time 58% Non- Time 61% Non- Time 63% Non- Time $480 $444 $367 $93 $26 $18 34% 31% 25% 7% 2% 1% <6 Months 6 Months - 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4+ Years Maturity ($mm) % of Total Time Deposits

16 Delivering on Commercial Banking Strategy Invested in Commercial Capabilities  Team of 56 experienced commercial bankers  Committed to consistent top-grading of bankers (23 new commercial bankers recruited in 2013/2014)  Established Capital Finance, Government Banking and Non Profit specialty lines  Additional focus on agriculture and energy segments  Built culture of accountability Well Positioned For Growth  Loan production momentum with 58% increase in loan fundings versus 2Q13  Gaining on $15 million goal of annual production per banker  Rolled out client interest swap program for clients  Full treasury management capabilities  Driving non-interest bearing deposits

17 Delivering on Consumer & Small Business Banking Strategy Optimized Banking Center Distribution  Exited California and retirement center locations  Rolled out teller staffing efficiency model  Consolidated management responsibilities  Built culture of accountability Well Positioned For Growth  Launched consumer relationship product suite  Focus on increasing transaction accounts and client share of wallet  Emphasis on residential mortgages (1st, 2nd and home equity loans/lines)  Emphasis on growing small business deposits and loans  Gaining on $4 million goal of consumer loan production per banking center  Continue to invest in client facing talent – 45 new banking center managers hired in 2013/2014

18 2.2% 3.0% 3.5% Bank Midwest National Branch Deals Midwest Branch Deals Bank Midwest Hillcrest Bank Bank of Choice CBoC Source: SNL Financial. 1 Defined as capital deployed divided by post mark-to-market adjusted fair value of net assets (bargain purchase gain or goodwill) plus capital deployed. 2 Tax adjustments are calculated at a rate equal to the effective tax rate for the Company in 2011. 3 Includes branch transactions since 31-Dec-09 with greater than $250 million in deposits acquired. 4 Multiples calculated as the asset discount divided by the total loan and OREO fair value marks (including yield mark) net of the FDIC indemnification asset. Kansas City MSA Colorado  Jul-2011  Assets: $950mm  Deposits: $760mm  Full-Service Branches: 16  FDIC / No Loss Share Bank Midwest Transaction – Deposit Premium FDIC-Assisted Transactions – Asset Discount / FV Marks Net of Loss Coverage 4  Jul-2010 / Dec-2010  Assets: $2.4bn  Deposits: $2.4bn  Full-Service Branches: 39  Unassisted transaction  Oct-2010  Assets: $1.4bn  Deposits: $1.2bn  Full Service Branches: 9  FDIC / Loss Share  Oct-2011  Assets: $1.2bn  Deposits: $1.2bn  Full-Service Branches: 40  FDIC / Loss Share Balance Sheet Full-Serv. Transaction Accounting Impact Assets Deposits Banking Capital Implied A-T Bar. A-T Accr. GW & ($mm) Acquired Assumed Centers Deployed P / TBV¹ Purch. Gain² Yield² Intangibles All Transactions $ 5,981 $ 5,575 104 $ 650 1.1 x $ 59 $ 181 $ 97 Proven Acquirer – Unassisted and FDIC-Assisted Transactions 3 3 1.4x 1.7x 1.1x 1.4x 1.4x Hillcrest Bank Bank of Choice Community Banks of Colorado Total Colorado Total

19 Disciplined Acquirer with Significant Future Opportunities M&A Focus Target Geographies  Positioned to consolidate targets along the I-25, I-70 and I-35 corridors across CO, KS and MO  Excess capital of $275mm¹  Management team experienced with M&A Well Positioned for Growth Potential In Footprint Acquisition Opportunities² Asset Size Range Total # of Banks Total Assets ($bn) # of Private Banks Private Assets ($bn) $1bn - $5bn 26 $ 48.8 18 $ 32.3 $500mm-$1bn 42 28.6 37 25.0 Total Opportunities 68 $ 77.4 55 $ 57.3 Source: SNL Financial ¹ Excess capital based on 10% Tier 1 Leverage ratio net of $25mm of capital at the HoldCo. ² Financial information as of 31-Mar-14. Includes opportunities in CO, KS, and MO.  Banks  Specialty Finance / Asset Generators  Wealth Management / Trust

20 Financial Overview

21  Grew the strategic loan portfolio by $159.1 million, or 38.9% annualized, driven by $266.8 million in originations, a 58.1% increase over the second quarter of 2013.  Successfully exited $32.9 million, or 41.1% annualized, of the non-strategic loan portfolio.  Added a net $12.2 million to accretable yield for the acquired loans accounted for under ASC 310-30.  Credit quality remained strong, as net charge-offs in the non 310-30 portfolio were 0.01% of average non 310-30 loans.  Average demand deposits increased 14.9% annualized, leading average transaction deposits and client repurchase agreements up by $19.4 million during the second quarter, or 3.1% annualized.  Net interest income totaled $42.4 million, a $0.9 million decrease from the prior quarter primarily attributable to a $1.5 million decline in interest income on ASC 310-30 loans during the quarter.  Banking fees increased $0.6 million, or 8.3%, over the prior quarter.  Operating costs before problem loan/OREO workout expenses and the benefit of the change in the warrant liability increased $0.4 million, or a non-annualized 0.9%, from the prior quarter, largely due to a $0.6 million increase in marketing expense.  Problem loan/OREO workout expenses totaled $2.5 million, decreasing $0.2 million from the prior quarter.  Emerging profitability evidenced by YTD adjusted ROATA growth to 0.60% in 2014 from 0.50% in 2013.  Repurchased 1.9 million shares during the second quarter, or 4.2% of outstanding shares, at a weighted average price of $19.50 per share. Since late 2012, and through August 7, 2014, 10.2 million shares have been repurchased, or 19.5% of outstanding shares, at a weighted average price of $19.70.  At June 30, 2014, tangible common book value per share was $18.53 before consideration of the excess accretable yield value of $0.75 per share. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. Second Quarter 2014 Results Summary

22 0.26% 0.22% 0.24% 0.38% 0.50% 0.60% YTD 2Q13 YTD 2Q14 Reported Adjusted On the Path to 1% ROATA Adjusted1 ROATA $0.10 $0.08 $0.12 $0.21 $0.22 $0.29 YTD 2Q13 YTD 2Q14 Reported Adjusted Adjusted1 Diluted EPS Accounting “noise” is burning-off • Significant impact of FDIC indemnification asset amortization non-cash charges declining • Have aggressively been resolving acquired problem assets • Managing toward the end of FDIC loss-share Will be left with: • Growing loan portfolio • Sound credit quality • Stabilizing net interest income • Leaner operating cost structure Adjusted1 Efficiency Ratio 86.69% 87.01% 76.76% 72.70% YTD 2Q13 YTD 2Q14 Reported Adjusted Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. 1 Adjusted calculations exclude the impacts of FDIC indemnification asset amortization, other FDIC loss sharing income (loss), gain on recoveries of previously charged-off acquired loans, OREO related write-ups and other income, OREO expenses, problem loan expenses, warrant income/expense and the related tax impacts.

23 Originated $1,457 Covered $46 Non-Covered $226 Covered $217Non- Covered $141 Loans 42% Investment Securities 46% Cash 4% Other Assets 8% Non 310-30 Loans $1,729mm 83% 310-30 Loan Pools $358mm 17% Total Assets Marked and Covered Loan Portfolio Low-Risk Balance Sheet  55% of total assets are in cash, securities (low-risk, high-quality agency residential MBS and CMOs), and covered loans  Low risk-weighted assets to average assets ratio of 49%  98% of total liabilities composed of client deposits and repos  Capital is strictly composed of common equity Loan Portfolio  30% of portfolio was fair value marked at acquisition  $263mm, or 13%, is covered by FDIC loss-share  18% are in accounting loan pools that are re-measured quarterly Note: Data as of 31-March-14. Total Assets: $4.9bn Total Loans: $2.0bn Originated 70% Acquisition Marked 18% Acquisition Marked & Covered 12% ($ in millions)

24 $171 $48 $45 $42 $36 $52 $39 $20 $15 $15 $223 $87 $64 $57 $51 YE11 YE12 YE13 1QE14 2QE14 Projected Improved Client Cash Flows Projected FDIC Loss-Share Billings Covered Assets Covered Assets Strong Covered Asset Performance Forecast Amortization of FDIC Indemnification Asset ($ in millions)  Quarterly valuations continue to show cash flow improvements in covered assets  Most covered loans accounted for under ASC 310-30; yielding 15.86% in 2Q14  Loss-share agreements expire in 4Q15 and 4Q16 $19.0 $7.6 $6.0 $5.0 $3.3 2014E 1Q14A 2Q14A 3Q14E 4Q14E $953 $608 $309 $288 $263 $77 $46 $39 $37 $31 $1,030 $654 $348 $325 $294 YE11 YE12 YE13 1QE14 2QE14 Loans OREO FDIC Indemnification Asset Amortization Remainder of 2014: $8.3 2015: $6.2 2016: $0.7 Total: $15.2

25 31-Dec-13 31-Mar-14 30-June-14 Book Value Available-for-Sale $ 1,816 $ 1,739 $ 1,656 Held-to-Maturity 622 598 571 "Locked-in" Gains (HTM) 20 18 17 Total Book Value $ 2,458 $ 2,355 $ 2,244 Available-for-Sale Unrealized Gains / (Losses) (31) (18) (9) Fair Market Value of Portfolio $ 2,427 $ 2,337 $ 2,233 Portfolio Yield (Spot) 2.21% 2.23% 2.20 % Portfolio Duration 3.6 3.5 3.4 Weighted-Average Life 3.9 3.8 3.6 Investments by Asset Class1 (2Q14) Portfolio Summary1 ($ in millions) ¹ Excludes $29mm, $33mm, $32mm, $31mm and $22mm of FHLB / FRB stock as of 31-Dec-13, 31-Mar-14, and 30-Jun-14 respectively. ² Aaa rated by Moody’s, AAA by Fitch, and AA+ by S&P.  100% of portfolio AAA rated or U.S. agency backed2  Stable duration of 3.4 years  OCI fluctuations minimized by 26% of portfolio in Held-To-Maturity  As of June 30, 2014 AOCI was $5.1 million, net of tax Conservative Investment Portfolio 36% 4% 58% 1% 1% Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate Other

26 . 1 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change1 (1.11)% 2.32% 4.09% (1.60)% 3.72% 7.05% (4.0)% 0.0% 4.0% 8.0% -50 bps +100 bps +200bps % C h a n g e Interest Rate Shock 31-Dec-13 30-Jun-14 Net Interest Income Sensitivity

27 Net Interest Margin1 Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. ¹ Presented on a fully taxable equivalent basis using the statutory rate of 35% beginning in 2014. The tax equivalent adjustments included for 1Q14 and 2Q14 were $159 and $220 thousand, respectively. 2Adjusted non-interest income excludes gain on sale of securities, FDIC indemnification asset amortization, FDIC loss sharing income (expense), gain on previously charged-off acquired loans and OREO related write-ups and other income. Strong Yields on Loan Portfolio Adjusted Non-Interest Income2 ($ in millions) Net Interest Income Stabilizing P&L Metrics $204.3 $179.0 $43.3 $42.4 FY12 FY13 1Q14 2Q14 3.98% 3.81% 3.94% 3.83% FY12 FY13 1Q14 2Q14 9.49% 12.35% 15.93% 15.86% 7.15% 5.50% 4.52% 4.40% FY2012 FY2013 1Q14 2Q14 310-30 Loans Non 310-30 Loans $ 37.3 $ 20.2 $(0.4) $ 2.2 $31.2 $30.2 $6.9 $7.5 13.3% 14.4% 13.8% 15.1 % FY12 FY13 1Q14 2Q14 Non-interest income Adjusted NII Adj. Fee Income Ratio 2

28 $141 $174 $163 $152 $151 $14 $29 $17 $9 $10$1 $7 $4 $(3) $(3) $156 $210 $184 $158 $158 FY11 FY12 FY13 1Q14 Annualized 2Q14 Annualized Operating Problem Loan / OREO Other¹ Expenses  Exited four non-core California banking centers  Consolidated 32 retirement centers into existing traditional banking centers  Bank-wide operational streamlining including: ̶ Non-sales staffing models ̶ Vendor consolidations ̶ Professional services ̶ Contract negotiations  Managed down problem loan/OREO expenses  Total YTD non-interest expenses down 15% from prior year Efficiency Actions Taken Operating Improvement Initiatives  Continuous improvement focus  <60% long-term efficiency ratio goal  Banking center optimization  Improving client experience  Enhancing operational efficiencies  Reducing discretionary spending 1 Other expenses include: IPO expenses, banking center closure charges and change in fair value of warrant liability. ($ in millions) Annual Quarterly $41 $42 $41 $39 $38 $38 $7 $3 $2 $4 $2 $3 $(1) $ 0 $ 4 $ 1 $(1) $(1) $48 $45 $47 $44 $39 $40 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 Operating Problem Loan / OREO Other¹ Efficiency Actions

29 Looking Ahead

30 Path to 1% ROATA 1Please refer to the appendix for a reconciliation of non-GAAP financial metrics. 2Represents YTD 2014 adjustments to ROATA.  Stabilizing net interest income  FDIC indem asset negative amortization ending < two years  FDIC loss-share ending  Reduction in work- out expenses  Ramp-up of loan production  Continue reducing cost of funds  Fee business initiatives  Expanded product offerings  Higher yielding acquired loans run-off  Securities run-off reinvested into loans Organic Earnings Potential 0.22% 1.00% - 1.25 % Target ROATA 2Q14 YTD¹ FDIC Accounting Noise & Workout Expenses Organic Growth Investment Securities & Non-Strategic Loans Pro Forma 0.60%1,2 0.38%

31 Fully Levered Targets Assets ~$10bn Efficiency Ratio <60% ROATA 1.00% - 1.25% ROATCE 13% - 16% Dividend Payout Ratio 25% Tier 1 Leverage 8% Key Long-Term Financial Targets

32 Investment Highlights  Disciplined focus on building meaningful scale and market share in attractive markets  Successfully rebuilding failed banks with organic growth strategy:  Loan balance inflection point achieved early as a result of strong organic growth  Net interest income stabilizing  Profitability emerging through the diminishing FDIC loss-share accounting “noise” and OREO/problem loan workout costs  YTD adjusted ROATA grew to 0.60% in 2014 from 0.50% in 20131  Expertise in mergers and acquisitions with future opportunities  Single, scalable operating platform capable of handling future growth  Attractive low-risk profile  Demonstrated opportunistic manager of capital  Experienced and respected management team and board of directors 1Please refer to the appendix for a reconciliation of non-GAAP financial measures.

33 Appendix

34  Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business  Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chief Executive Officer (31 years in banking)  Head of Business Services Credit at Regions Financial  Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Officer (28 years in banking)  Vice Chairman and Chief Operating Officer at F.N.B. Corporation  Corporate strategic planning, line-of-business and geographic Chief Financial Officer roles at PNC Brian Lilly Chief Financial Officer (33 years in banking) NBHC Management Team  Partner with law firm Stinson Leonard Street LLP  Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (17 years in legal and banking)  Bank president and chief risk officer and group EVP of Citizens Financial Group  Executive roles at US Bank, Firstar Bank and Mercantile Bank Tom Metzger Chief of Enterprise Technology & Integration & President, Bank Midwest & Hillcrest Bank (40 years in banking)

35 Title Past ExperienceName Tim Laney Chairman, President and CEO  Senior EVP and Head of Business Services of Regions Financial  EVP and Management Operating Committee at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee  Managing Partner of the St. Louis office of KPMG LLP Frank Cahouet Director  Chairman, President and Chief Executive Officer of Mellon Financial  President and Chief Operating Officer of Fannie Mae Robert Dean Director / Chairman of the Nominating and Governance Committee  Senior Managing Director at Ernst & Young Corporate Finance LLC  Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Lawrence Fish Director  Chairman and Chief Executive Officer of Citizens Financial Group  Director of the Federal Reserve Bank of Boston Fred Joseph Director  Banking and Securities Commissioner for the state of Colorado  President of the North American Securities Administrators Association Micho Spring Director  Chair of Global Corporate Practice of Weber Shandwick  CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee  EVP and Director of Mergers and Acquisitions of BB&T  President and Chief Executive Officer of First Federal Savings Bank Accomplished Board of Directors

36 ($ in millions, except per share) Reconciliation of Non-GAAP Measures As of and for the 3-months Ended As of and for the Six Months Ended 31-Mar-14 30-Jun-14 30-Jun-13 30-Jun-14 Total stockholders' equity $896 $864 $1,044 $864 Less: goodwill (60) (60) (60) (60) Add: deferred tax liability related goodwill 5 5 4 5 Less: intangibles (21) (20) (25) (20) Tangible common equity $820 $790 $964 $790 Total assets $4,914 $4,880 $5,221 $4,880 Less: goodwill (60) (60) (60) (60) Add: deferred tax liability related goodwill 5 5 4 6 Less: intangibles (21) (20) (25) (20) Tangible assets $4,838 $4,806 $5,140 $4,806 Common book value per share calculations: Total stockholders' equity $896 $864 $1,044 $864 Divided by: Ending shares outstanding 44,486 42,638 51,377 42,638 Common book value per share $20.14 $20.26 $20.33 $20.26 Tangible common book value per share calculations: Tangible common equity $820 $790 $964 $790 Divided by: Ending shares outstanding 44,486 42,638 51,377 42,638 Tangible book value per share $18.44 $18.53 $18.76 $18.53

37 ($ in millions, except per share) Reconciliation of Non-GAAP Measures (cont’d) As of and for the Three Months Ended 31-Mar-14 30-Jun-14 30-Jun-13 30-Jun-14 0.12% 0.17% 0.19% 0.15% 0.00% 0.01% 0.00% 0.00% 0.07% 0.07% 0.07% 0.07% 0.19% 0.25% 0.26% 0.22% 0.40% 0.30% 0.18% 0.33% 0.05% 0.03% -0.11% 0.04% -0.02% -0.01% -0.02% -0.01% -0.05% -0.05% -0.05% -0.05% -0.05% -0.05% -0.01% -0.03% 0.08% 0.07% 0.17% 0.06% 0.04% 0.06% 0.08% 0.04% 0.64% 0.60% 0.50% 0.60% 3.93% 3.81% 3.82% 3.87% 0.01% 0.02% 0.00% 0.02% 3.94% 3.83% 3.82% 3.89% $ 0.03 $ 0.05 $ 0.10 $ 0.08 0.12 0.09 0.12 0.21 $ 0.15 $ 0.14 $ 0.22 $ 0.29 Add: adjustments to diluted earnings per share Adjusted diluted earnings per share Adjusted return on average tangible assets Net interest margin Add: impact of taxable equivalent adjustment Net interest margin (fully taxable equivalent) Income per share -diluted Add: impact of FDIC indemnification asset amortization, after tax Add: impact of FDIC loss sharing income (expense), after tax Add: impact of gain on sale of previously charged-off acquired loans, after tax Add: impact of OREO related w rite-ups and other income, after tax Add: impact of change in fair value of w arrant liabilities, after tax Add: impact of OREO expenses, after tax Add: impact of problem loan expenses, after tax Return on average tangible assets As of and for the Six Months Ended Return on average assets Add: impact of goodw ill and intangibles Add: impact of core deposit intangible expense, after tax

38 As of and for the Three Months Ended As of and for the Six Months Ended 31-Mar-14 30-Jun-14 30-Jun-13 30-Jun-14 Reported non-interest income $(0.4) $2.2 $14.5 $1.8 Less: impact of FDIC indemnification asset amortization 7.6 6.0 7.6 13.6 Less: impact of FDIC loss sharing (income) expense 1.0 0.6 (4.5) 1.6 Less: impact of gain on previously charged-off acquired loans (0.3) (0.2) (.9) (0.5) Less: impact of OREO related write-ups and other income (1.0) (1.0) (2.0) (2.0) Adjusted non-interest income $6.9 $7.5 $14.7 $14.9 Reported non-interest expense $39.0 $39.9 $93.1 $78.9 Less: impact of change in fair value of warrant liabilities 0.9 0.6 0.3 1.5 Less: impact of OREO expenses (1.6) (1.4) (7.2) (3.0) Less: impact of problem loan expenses (0.7) (1.1) (3.2) (1.8) Adjusted non-interest expense $37.6 $38.0 $83.0 $75.6 Efficiency ratio 87.65% 86.40% 86.69% 87.01% Add: impact of FDIC indemnification asset amortization, after tax (13.27)% (10.31)% (6.41)% (11.77)% Add: impact of FDIC loss sharing income (expense), after tax (1.67)% (1.12)% 3.75% (1.39)% Add: impact of gain on sale of prev charged-off acquired loans, after tax 0.52% 0.40% 0.75% 0.46% Add: impact of OREO related write-ups and other income, after tax 1.69% 1.75% 1.67% 1.72% Add: impact of change in fair value of warrant liabilities, after tax 1.79% 1.16% 0.29% 1.47% Add: impact of OREO expenses, after tax (3.25)% (2.81)% (6.90)% (3.03)% Add: impact of problem loan expenses, after tax (1.36)% (2.17)% (3.08)% (1.76)% Adjusted efficiency ratio 72.10% 73.30% 76.76% 72.71% ($ in millions, except per share) Reconciliation of Non-GAAP Measures (cont’d)